BLACKROCK FUNDS III

iShares S&P 500 Index Fund

BLACKROCK INDEX FUNDS, INC.

iShares MSCI EAFE International Index Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated May 28, 2024 to the Class G Shares Prospectus (each, a “Prospectus”) and Statement of

Additional Information (each, an “SAI”) of each Fund, as supplemented to date

Effective May 28, 2024, each Prospectus and SAI is amended as follows:

The following disclosure replaces the third paragraph of the section of each Prospectus entitled “Account Information—How to Buy, Sell and Exchange Shares—How to Sell Shares—Full or Partial Redemption of Shares—Have your Financial Intermediary submit your sales order”:

Regardless of the method the Fund uses to make payment of your redemption proceeds (check or wire), your redemption proceeds typically will be sent one business day after your request is submitted, but in any event, within seven days.

The following disclosure replaces the fourth paragraph of the section of each SAI entitled “Redemption of Shares—Redemption—Redeem in Writing:”

If you redeem shares directly with the Transfer Agent, payments will generally be mailed within one business day of receipt of the proper notice of redemption. A Fund may delay the mailing of a redemption check until good payment (that is, cash, Federal funds or certified check drawn on a U.S. bank) has been collected for the purchase of Fund shares, which delay will usually not exceed 10 days. If your account is held directly with the Transfer Agent and contains a fractional share balance following a redemption, the fractional share balance will be automatically redeemed by the Fund.

Shareholders should retain this Supplement for future reference.

PRSAI-G-0524SUP